STI CLASSIC FUNDS
Supplement dated February 1, 2007 to the
Prospectuses dated August 1, 2006 for
STI Classic High Quality Bond Fund Prospectuses
Effective as of the close of business on January 31, 2007, the STI Classic High Quality Bond Fund reorganized into the STI Classic Intermediate Bond Fund. Therefore, all references to the STI Classic High Quality Bond Fund are deleted from this Prospectus.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.
SP-IBMMIRS-0207